UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[X]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12.

                         The Bear Stearns Companies Inc.
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
      (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
      (5) Total fee paid:

--------------------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.

------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1) Amount Previously Paid:

--------------------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
      (3) Filing Party:

------------------------------------------------------------------------------
      (4) Date Filed:

                                        Filed by The Bear Stearns Companies Inc.
                                               pursuant to Rule 14a-12 under the
                                                 Securities Exchange Act of 1934

                                Subject Company: The Bear Stearns Companies Inc.
                                                  Subject Company's Exchange Act
                                                             File No.: 001-08989

Forward Looking Statements

Certain statements contained in this filing are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those discussed in the forward-looking statements. For a discussion of the risks and uncertainties that may affect the Company's future results, please see "Risk Factors" in The Bear Stearns Companies Inc.'s Annual Report on Form 10-K for the year ended November 30, 2007, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Management" in the Company's 2007 Annual Report to Stockholders and similar sections of Bear Stearns' quarterly reports on Form 10-Q, which have been filed with the Securities and Exchange Commission (the "SEC").

Additional Information

In connection with the proposed merger, JPMorgan Chase & Co. will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Bear Stearns that also constitutes a prospectus of JPMorgan Chase. Bear Stearns will mail the proxy statement/prospectus to its stockholders. JPMorgan Chase and Bear Stearns urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain these documents, free of charge, from Bear Stearns' website (www.bearstearns.com) under the heading "Investor Relations" and then under the tab "SEC Filings." You may also obtain these documents, free of charge, from JPMorgan Chase's website (www.jpmorganchase.com) under the tab "Investor Relations" and then under the heading "Financial Information" then under the item "SEC Filings". You may also obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov).

Participants in the Solicitation

Bear Stearns, JPMorgan Chase and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Bear Stearns stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Bear Stearns stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Bear Stearns' executive officers and directors in its definitive proxy statement filed with the SEC on March 27, 2007. You can find information about JPMorgan Chase's executive officers and directors in its definitive proxy statement filed with the SEC on March 30, 2007. You can obtain free copies of these documents from JPMorgan Chase and Bear Stearns as set forth above.

                                      * * *

Stockholder FAQs

Will I be paid in cash or receive shares of JPM?

If the merger is completed, you will be entitled to receive 0.05473 shares of JP Morgan Chase common stock per one share of Bear Stearns stock.

What vote of stockholders is required to adopt the merger agreement?

To complete the merger, stockholders holding majority of the shares of our common stock entitled to vote at the close of business on the record date must vote in favor of the adoption of the merger agreement.

How many shares are outstanding?

As of February 20, 2008, there were 145,633,335 shares of common stock outstanding.

Besides stockholder approval, are there any other significant conditions to the closing of the merger?

Yes. The merger agreement includes other significant conditions to the closing of the merger, including the following:

   o The shares of JPMorgan Chase common stock to be issued to the holders of our common stock upon consummation of the merger shall have been authorized for listing on The New York Stock Exchange;

   o The Registration Statement on Form S-4 registering the shares JPMorgan Chase common stock to be issued to the holders of our common stock upon consummation of the merger shall have become effective under the Securities Act of 1933;

   o The absence of any order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the merger or any transactions contemplated by the merger agreement;

   o The receipt of regulatory approvals from the Board of Governors of the Federal Reserve System, Financial Industry Regulatory Authority, the Financial Services Authority and the Financial Services Agency of Japan; and

   o The expiration or termination of the waiting period (and any extension thereof) applicable to the consummation of the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and related rules.

When do you expect the merger to be completed?

We are working toward completing the merger as quickly as possible, and we anticipate that it will be completed by June 30, 2008. To consummate the merger, we must obtain stockholder approval and regulatory approvals and the other closing conditions under the merger agreement must be satisfied or waived (as permitted by law).

Should I send in my stock certificates now?

No. If the merger agreement is approved and the merger is completed, you will receive a letter of transmittal with instructions informing you how to send your stock certificates to the paying agent to receive the merger consideration. If your shares are held in "street name" by your broker, you will receive instructions from your broker as to how to effect the surrender of your "street name" shares and receive shares of JPMorgan Chase for those shares.

What if I don't accept this offer?

If stockholders holding a majority of the shares of our common stock entitled to vote at the close of business on the record date adopt the merger agreement and the other conditions to the merger are satisfied or waived, the merger will be consummated and your shares will be converted into the right to receive shares of JPMorgan Chase common stock even if you voted against the adoption of the merger agreement.

I'm a preferred stockholder of Bear Stearns. How does this affect me?

The preferred stock of Bear Stearns will become preferred stock of the surviving corporation in the merger, and will remain issued and outstanding. The preferred stock will not otherwise be affected by the merger.

How could this have happened to an 85 year old firm?

Extraordinary conditions have existed in the credit markets for at least nine months, generally restricting the credit available to financial institutions, including Bear Stearns. During the last week, rumors about our liquidity caused customers to withdraw funds and terminate positions, further straining our liquidity position. Even with the Fed's intervention on Friday, the Bear Stearns Board of Directors agreed to an acquisition by JPMorgan Chase based on its judgment that the transaction is in the best interest of our stakeholders, the best strategic alternative for the Firm, and allows us to continue business operations. We believe that the acquisition represents the best outcome for all of our constituencies based upon the current circumstances.

Forward Looking Statements

Certain statements contained in this document are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those discussed in the forward-looking statements. For a discussion of the risks and uncertainties that may affect the Company's future results, please see "Risk Factors" in The Bear Stearns Companies Inc.'s Annual Report on Form 10-K for the year ended November 30, 2007, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Management" in the Company's 2007 Annual Report to Stockholders and similar sections of Bear Stearns' quarterly reports on Form 10-Q, which have been filed with the Securities and Exchange Commission (the "SEC").

Additional info and where to find it:

This document may be deemed to be solicitation material in respect of the proposed merger of The Bear Stearns Companies Inc. and JP Morgan Chase. In connection with the proposed merger, JP Morgan Chase & Co. will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of The Bear Stearns Companies Inc. that also constitutes a prospectus of JPMorgan Chase & Co. Investors and security holders of Bear Stearns are advised to read the proxy statement/prospectus and any other documents filed with the SEC when they become available because those documents will contain important information about the proposed merger. The final proxy statement/prospectus will be mailed to stockholders of Bear Stearns. Investors and security holders may obtain a free copy of the proxy statement/prospectus, when it becomes available, and the other documents filed by Bear Stearns, at the SEC's web site at www.sec.gov. Copies of the proxy statement/prospectus, when it becomes available, and Bear Stearns' other filings with the SEC may also be obtained free of charge from Bear Stearns' website (www.bear.com) under the heading "Investor Relations" and then under the tab "SEC Filings" or by directing a request to The Bear Stearns Companies Inc., 383 Madison Ave., New York, NY 10179, Attention: Secretary.

Participants in Solicitation:

Bear Stearns and its directors, executive officers and employees may be deemed to be soliciting proxies from its stockholders in favor of the merger. Information regarding Bear Stearns' executive officers is available in Bear Stearns' Annual Report on Form 10-K for the year ended November 30, 2007. Information regarding Bear Stearns' directors is available in Bear Stearns' proxy statement for its 2007 annual meeting of stockholders filed with the SEC on March 27, 2007. Additional information regarding the interests of such potential participants in the solicitation will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Who can I contact for more information?

Additional details will be provided in the coming days. Please see our website www.bearstearns.com for the most up to date information available.